UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

64 Sidney St. Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note:

Vericel Corporation (the “Company”), a Michigan corporation, is filing this amendment (this “Amended Report”) to the Current Report on Form 8-K filed by the Company on May 15, 2017 (the “Original Report”) for the purpose of filing as exhibits (i) the License Agreement dated May 9, 2017 between the Company and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.) (the “License Agreement”) and (ii) the Side Letter dated May 9, 2017 between the Company and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.) (the “Side Letter”). The Company is also filing this Amended Report in order to clarify the disclosure in the Original Report with respect to the amount that the Company is eligible to receive for milestone payments pursuant to the License Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Original Report, on May 9, 2017, the Company entered into the License Agreement and the Side Letter. The Company is eligible to receive from Innovative Cellular Therapeutics Co., LTD. up to an aggregate of $7,750,000 for milestone payments related to development and commercialization in greater China (including mainland China, Taiwan, Hong Kong and Macau), South Korea, Vietnam, Laos, Cambodia, Thailand, Myanmar, Malaysia, Indonesia, East Timor, Philippines, Brunei and Singapore. The descriptions of the License Agreement and the Side Letter included in the Original Report are otherwise hereby incorporated by reference into this Form 8-K/A. The License Agreement and the Side Letter are attached to this Form 8-K/A as Exhibits 10.2 and 10.3, respectively.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 3.02 of the Original Report is incorporated by reference as if fully set forth herein.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 7.01 of the Original Report is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 *††	Form of Warrant issued by the Company to ICT

10.2 *†	License Agreement between Vericel Corporation and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.), dated May 9, 2017

10.3 *†	Side Letter between Vericel Corporation and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.), dated May 9, 2017

99.1 ††	Press Release dated May 10, 2017

* Confidential treatment has been requested for portions of this exhibit.  These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

† Filed herewith.

†† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: June 2, 2017	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President, Corporate Development

Exhibit Index

Exhibit No.	Description

10.1 *††	Form of Warrant issued by the Company to ICT

10.2 *†	License Agreement between Vericel Corporation and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.), dated May 9, 2017

10.3 *†	Side Letter between Vericel Corporation and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.), dated May 9, 2017

99.1 ††	Press Release dated May 10, 2017

* Confidential treatment has been requested for portions of this exhibit.  These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

† Filed herewith.

†† Previously filed.